(INTERVOICE LOGO)

                                                                    NEWS RELEASE

FOR IMMEDIATE RELEASE

CONTACTS
Intervoice, Inc.
Rob-Roy J. Graham
Chief Financial Officer
+1 (972) 454-8712

11-03


                   INTERVOICE ANNOUNCES FOURTH QUARTER RESULTS

                             Sales of $38.2 Million

DALLAS -- MAY 5, 2003 -- Intervoice, Inc. (Nasdaq: INTV) announced sales of $38.2 million for its fourth quarter fiscal 2003, which ended February 28, 2003. The Company announced on March 11, 2003 that it would review certain of its intangible assets acquired in its 1999 merger with Brite Voice Systems, Inc. for impairment. The review resulted in a $16.7 million non-cash impairment charge, which is included in the Company's $17.8 million net loss ($0.52 per share) for the quarter.

"Our systems backlog grew $6.7 million during the quarter to $36.8 million, driven primarily by new enterprise sales. The carrier portion of our business continues to be challenging," said David Brandenburg, the Company's Chairman and CEO. "We are pleased that our focus on cost control and balance sheet management allowed us to increase our cash balances by nearly $10.0 million during the quarter to $26.2 million while simultaneously reducing debt during the quarter by nearly $3.0 million. We will continue to focus on diversifying and expanding our pipeline of sales opportunities, as well as managing our balance sheet. As we look into our next fiscal year, we have many opportunities in front of us. We look forward to discussing a few of these opportunities in tomorrow's conference call."

The Company has scheduled a conference call for 10:30 a.m., central daylight time, Tuesday, May 6, 2003 to discuss its fourth quarter results and its outlook for the future. To participate in the call, dial 719-457-2662. The conference call confirmation code is 455080. A replay of the call will be available at the Company's web site: www.intervoice.com.

Intervoice Announces Fourth Quarter Results
May 5, 2003



This press release contains forward-looking statements, which are based on Company management's current beliefs. Readers are cautioned to read the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to vary materially from the forward-looking statements in this press release.

ABOUT INTERVOICE
With more than 21,000 systems deployed around the globe, Intervoice is a world leader in converged voice and data solutions. Intervoice provides the applications, tools and infrastructure that enable enterprises and carriers to attract and retain customers and promote profitability. Omvia(TM), our open, standards-based product suite, is transforming the way people and information connect. Omvia offers speech-enabled IVR applications, multimedia and network-grade portals, wireless application gateways, and enhanced services such as unified messaging, short messaging services (SMS), voicemail, prepaid services and interactive alerts. Intervoice is headquartered in Dallas with offices in Europe, the Middle East, South America, and Asia Pacific. For more information, visit www.intervoice.com.

                                INTERVOICE, INC.

                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                      FEBRUARY 28,    FEBRUARY 28,
                                                                         2003            2002
                                                                      ------------    ------------
                                                                      (IN THOUSANDS, EXCEPT SHARE
                                                                         AND PER SHARE DATA)
                      ASSETS
CURRENT ASSETS
  Cash and cash equivalents .....................................      $  26,211       $  17,646
  Trade accounts receivable, net of allowance for doubtful
     accounts of $2,527 in 2003 and $3,492 in 2002 ..............         25,853          40,783
  Inventory .....................................................          8,895          27,524
  Prepaid expenses and other current assets .....................          5,277           6,152
  Deferred income taxes .........................................             --             819
                                                                       ---------       ---------
                                                                          66,236          92,924
PROPERTY AND EQUIPMENT
  Land and buildings ............................................         16,708          19,530
  Computer equipment and software ...............................         32,660          30,379
  Furniture, fixtures and other .................................          2,667           2,328
  Service equipment .............................................          8,744           7,902
                                                                       ---------       ---------
                                                                          60,779          60,139
  Less allowance for depreciation ...............................         40,406          33,787
                                                                       ---------       ---------
                                                                          20,373          26,352
OTHER ASSETS
  Intangible assets, net of accumulated amortization of
     $32,218 in 2003 and $31,752 in 2002 ........................          9,326          37,439
  Goodwill ......................................................          3,401          16,500
  Other assets ..................................................          1,655           2,153
                                                                       ---------       ---------
                                                                       $ 100,991       $ 175,368
                                                                       =========       =========
        LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable ..............................................      $  12,513       $  22,661
  Accrued expenses ..............................................         12,705          10,826
  Customer deposits .............................................          9,061           5,963
  Deferred income ...............................................         25,478          24,426
  Current portion of long term borrowings .......................          3,333           6,000
  Income taxes payable ..........................................          6,240           4,162
                                                                       ---------       ---------
                                                                          69,330          74,038
Long Term Liabilities ...........................................            856           1,916
Deferred Income Taxes ...........................................             44              --
Long Term Borrowings ............................................         15,778          23,980
STOCKHOLDERS' EQUITY
  Preferred Stock, $100 par value -- 2,000,000 shares
     authorized: none issued
  Common Stock, no par value, at nominal assigned
     value -- 62,000,000 shares authorized: 34,111,101
     issued and outstanding in 2003, 34,029,180 issued and
     outstanding in 2002 ........................................             17              17
  Additional capital ............................................         65,144          61,725
  Retained earnings (accumulated deficit) .......................        (46,768)         19,618
  Accumulated other comprehensive loss ..........................         (3,410)         (5,926)
                                                                       ---------       ---------
                                                                          14,983          75,434
                                                                       ---------       ---------
                                                                       $ 100,991       $ 175,368
                                                                       =========       =========

                                INTERVOICE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                              THREE MONTHS ENDED                 YEAR ENDED
                                                          ----------------------------    ----------------------------
                                                          February 28,    February 28,    February 28,    February 28,
                                                              2003            2002            2003            2002
                                                          ------------    ------------    ------------    ------------
Sales
     Systems                                               $  21,536       $   8,705       $  84,755       $ 126,379
     Services                                                 16,697          18,883          71,457          85,257
                                                           ---------       ---------       ---------       ---------
                                                              38,233          27,588         156,212         211,636
                                                           ---------       ---------       ---------       ---------
Cost of goods sold
     Systems                                                  12,017          28,985          60,723          87,173
     Services                                                  6,272           9,838          27,292          38,389
                                                           ---------       ---------       ---------       ---------
                                                              18,289          38,823          88,015         125,562
                                                           ---------       ---------       ---------       ---------
Gross margin
     Systems                                                   9,519         (20,280)         24,032          39,206
     Services                                                 10,425           9,045          44,165          46,868
                                                           ---------       ---------       ---------       ---------
                                                              19,944         (11,235)         68,197          86,074

Research and development expenses                              5,048           7,748          22,592          29,308
Selling, general and administrative expenses                  14,061          25,818          65,941          83,316
Amortization of acquisition related intangible assets          1,776           3,231           7,101          13,378
Impairment of acquisition related intangible assets           16,710          11,684          16,710          11,684
                                                           ---------       ---------       ---------       ---------

Loss from operations                                         (17,651)        (59,716)        (44,147)        (51,612)

Other income (expense)                                           200             340            (658)          1,433
Early extinguishment of debt                                      --              --          (1,868)             --
Interest expense                                                (882)         (1,020)         (4,674)         (4,939)
                                                           ---------       ---------       ---------       ---------
Loss before taxes and the
     cumulative effect of a change
     in accounting principle                                 (18,333)        (60,396)        (51,347)        (55,118)
Income tax provision (benefit)                                  (521)        (12,540)           (752)        (10,428)
                                                           ---------       ---------       ---------       ---------

Loss before the cumulative effect
     of a change in accounting principle                     (17,812)        (47,856)        (50,595)        (44,690)
Cumulative effect on prior years of a
     change in accounting principle                               --              --         (15,791)             --
                                                           ---------       ---------       ---------       ---------

Net loss                                                   $ (17,812)      $ (47,856)      $ (66,386)      $ (44,690)
                                                           =========       =========       =========       =========

Per Basic Share:
Loss before the cumulative effect of
     a change in accounting principle                      $   (0.52)      $   (1.42)      $   (1.49)      $   (1.34)
Cumulative effect on prior years of a
     change in accounting principle                               --              --           (0.46)             --
                                                           ---------       ---------       ---------       ---------
Net loss                                                   $   (0.52)      $   (1.42)      $   (1.95)      $   (1.34)
                                                           =========       =========       =========       =========

Per Diluted Share:
Loss before the cumulative effect of
     a change in accounting principle                      $   (0.52)      $   (1.42)      $   (1.49)      $   (1.34)
Cumulative effect on prior years of a
     change in accounting principle                               --              --           (0.46)             --
                                                           ---------       ---------       ---------       ---------
Net loss                                                   $   (0.52)      $   (1.42)      $   (1.95)      $   (1.34)
                                                           =========       =========       =========       =========

                                INTERVOICE, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                  (IN THOUSANDS)
                                                                  THREE MONTHS ENDED                YEAR ENDED
                                                               --------------------------    --------------------------
                                                               FEBRUARY 28,  FEBRUARY 28,    FEBRUARY 28,  FEBRUARY 28,
                                                                  2003           2002           2003           2002
                                                               ------------  ------------    ------------  ------------
Operating Activities
     Loss before the cumulative effect of a
         change in accounting principle                         $(17,812)      $(47,856)      $(50,595)      $(44,690)
     Adjustments to reconcile loss before the cumulative
         effect of a change in accounting principle to net
         cash provided by operating activities:
     Depreciation and amortization                                 3,758          8,919         16,065         28,518
     Impairment of acquisition
         related intangible assets                                16,710         11,684         16,710         11,684
     Other changes in operating activities                        11,188         37,415         41,439         24,904
                                                                --------       --------       --------       --------
Net cash provided by operating activities                         13,844         10,162         23,619         20,416

Investing Activities
     Purchases of property and equipment                          (1,674)          (977)        (4,169)        (4,869)
     Proceeds from sale of fixed assets                               27             --          1,890             --
     Purchased software                                               (1)          (103)          (323)          (184)
                                                                --------       --------       --------       --------
Net cash provided by (used in) investing activities               (1,648)        (1,080)        (2,602)        (5,053)

Financing Activities
     Paydown of debt                                              (2,833)        (5,045)       (44,869)       (19,657)
     Debt issuance costs                                              --             --         (2,515)            --
     Premium on debt extinguishment                                   --             --           (470)            --
     Borrowings                                                       --             --         34,000             --
     Exercise of stock options                                        62          1,738            192          6,054
                                                                --------       --------       --------       --------
Net cash used in financing activities                             (2,771)        (3,307)       (13,662)       (13,603)

Effect of exchange rates on cash                                     308            120          1,210            (15)
                                                                --------       --------       --------       --------

Increase in cash and cash equivalents                              9,733          5,895          8,565          1,745

Cash and cash equivalents, beginning of period                    16,478         11,751         17,646         15,901
                                                                --------       --------       --------       --------

Cash and cash equivalents, end of period                        $ 26,211       $ 17,646       $ 26,211       $ 17,646
                                                                ========       ========       ========       ========

                                INTERVOICE, INC.
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                  (Unaudited)

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                       RETAINED
                                            COMMON STOCK                               EARNINGS/   ACCUMULATED OTHER
                                      --------------------------      ADDITIONAL     (ACCUMULATED    COMPREHENSIVE
                                        SHARES          AMOUNT         CAPITAL         DEFICIT)           LOSS             TOTAL
                                      ----------      ----------      ----------     ------------  -----------------    ----------
Balance at February 28, 2002          34,029,180      $       17      $   61,725      $   19,618       $   (5,926)      $   75,434

Net loss                                      --              --              --         (66,386)              --          (66,386)

Foreign currency translation
    adjustment                                --              --              --              --            2,324            2,324

Valuation adjustment of interest
    rate swap hedge,
    net of tax of $(118)                      --              --              --              --              192              192

Exercise of stock options                 81,921              --             192              --               --              192

Tax benefit from exercise of
    stock options                             --              --           2,171              --               --            2,171

Issuance of warrants                          --              --           1,056              --               --            1,056
                                      ----------      ----------      ----------      ----------       ----------       ----------

Balance at February 28, 2003          34,111,101      $       17      $   65,144      $  (46,768)      $   (3,410)      $   14,983
                                      ==========      ==========      ==========      ==========       ==========       ==========

                                INTERVOICE, INC.
                  RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
                     FOR THE QUARTER ENDED FEBRUARY 28, 2003

The Company recognizes that its shareholders are interested in its performance against certain of the covenants associated with its debt facilities, particularly its earnings before interest, taxes, depreciation and amortization (EBITDA) covenant. EBITDA as defined in the Company's debt facilities excludes the intangible asset impairment charge recognized during the quarter ended February 28, 2003. A reconciliation of net loss to EBITDA adjusted for the impairment charge follows:

                                                                             ($000s)
                                                                           ----------
         Net loss                                                          $  (17,812)
         Add back EBITDA elements
             Interest                                                             882
             Taxes                                                               (521)
             Depreciation and amortization                                      3,758
                                                                           ----------
         EBITDA                                                               (13,693)

         Impairment of acquisition related intangible assets                   16,710
                                                                           ----------

         Adjusted EBITDA                                                   $    3,017
                                                                           ==========


                                INTERVOICE, INC.
                        REVENUES BY MARKET AND GEOGRAPHY
                     FOR THE QUARTER ENDED FEBRUARY 28, 2003
                                  ($S IN 000S)

                                            North                   Rest of
                                           America                  World                      Total
                                    -----------------          --------------          -------------------
Systems                             $  13,121   60.9%          $  8,415  39.1%         $   21,536    100.0%
Customer Support                        9,404   78.3%             2,600  21.7%             12,004    100.0%
Managed Services                        1,337   28.5%          $  3,356  71.5%         $    4,693    100.0%
                                    ---------   -----          --------  -----         ----------    ------
Total Sales                         $  23,862   62.4%          $ 14,371  37.6%         $   38,233    100.0%
                                    =========   =====          ========  =====         ==========    ======


Enterprise Systems                                                                     $   15,773     41.3%
Network Systems                                                                             5,763     15.1%
                                                                                       ----------    ------
     Total Systems                                                                         21,536     56.3%
                                                                                       ----------    ------
Customer Support                                                                           12,004     31.4%
Managed Services                                                                            4,693     12.3%
                                                                                       ----------    ------
     Total Services                                                                        16,697     43.7%
                                                                                       ----------    ------
Total Sales                                                                            $   38,233    100.0%
                                                                                       ==========    ======